EXHIBIT 10.2

                             SECURED PROMISSORY NOTE

                              Due February 19, 2005

                              SBS Interactive, Co.

Issued: November 19, 2004                                                $50,000


     FOR VALUE RECEIVED, the undersigned SBS Interactive, Co. (hereinafter, together with any successor, referred to as the "Company"), hereby promises to pay to Trilogy Capital Partners, Inc. (hereinafter, together with any successor or assign, referred to as the "Holder"), the principal sum of Fifty Thousand Dollars ($50,000) or such lesser amount as shall be advanced by Holder on behalf of the Company from time to time or contemplated under the heading of "Marketing Budget" of that certain Letter of Engagement dated as November 19, 2004 between Company and Holder (the "Letter of Engagement"), together with interest thereon, at the rate of 10% per annum, payable on the terms set forth below.

     1.  Payments

         1.1 Interest. Interest shall accrue and be payable in arrears on the Maturity Date.

         1.2 Principal. Principal shall be due and payable on the Maturity Date.

         1.3 Place of Payment. The Company shall pay principal and interest in United States dollars to the Holder at the Holder's address for notices or such other address at the Holder may designate in writing.

     2. Maturity. The "Maturity Date" of this Secured Note is earliest to occur of: (A) February 19, 2005; (B) the date of the closing of (i) the Company's first sale and issuance following the date hereof of shares of its capital stock, or securities convertible into or exchangeable for capital stock, in a transaction in which the gross cash proceeds to the Company equal or exceed $100,000 in the aggregate, (ii) the merger or consolidation of the Company with or into another Person, or (iii) the sale, transfer or assignment of all or substantially all of the assets of the Company to another Person; or (C) upon acceleration of the Maturity Date as provided in Section 5.2 of this Secured Note; provided, however, that for purposes of clause (B)(i) of this Section 2, any funds loaned to the Company by Arthur Cohn and evidenced by an instrument convertible into or exchangeable for capital stock of the Company, any conversion of indebtedness to Arthur Cohn into capital stock of the Company, and any repayment by the Company of outstanding indebtedness to Arthur Cohn in the form of shares of capital stock of the Company or securities convertible into or exchangeable for capital stock of the Company, shall not be deemed a transaction for the purposes of clause (B)(i) of this Section 2. For purposes of this Secured Note, "Person" shall mean any individual, partnership, corporation, trust, association or other entity.

    3.   Successor Corporation

         3.1 When Company May Merge, Etc. The Company may not, in a single transaction or through a series of related transactions, consolidate with or merge with or into any other person, or, directly or indirectly, sell, lease,



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assign, transfer or convey (by way of liquidation, dissolution, winding up, or otherwise) all or substantially all of its properties and assets as an entirety or substantially as an entirety (computed on a consolidated basis) to another person or group or affiliated persons, unless the Company shall be the continuing person, or the person (if other than the Company) formed by such consolidation or into which the Company is merged or to which all or substantially all of the properties and assets of the Company are transferred as an entirety or substantially as an entirety (the Company or such other person being hereinafter referred to as the "Surviving Person") shall be an entity organized and validly existing under the laws of the United States, any State thereof or the District of Columbia, and shall expressly assume in writing all the obligations of the Company under this Secured Note.

         3.2 Successor Corporation Substituted. Upon any consolidation or merger, or any transfer of assets in accordance with Section 3.1, the Surviving Person formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Secured Note with the same effect as if such Surviving Person had been named as the Company herein.

    4.   Security

         4.1 Security Interest. SBS Interactive, Inc., the Company's subsidiary and signatory hereto (the "Subsidiary"), acknowledges that it shall be a beneficiary of the funds advanced by Holder on behalf of the Company secured hereunder. In consideration thereof, the Subsidiary and the Company hereby grant to, and create in favor of, Holder a continuing security interest in and lien upon, and hereby pledges to Holder, all of Company's and Subsidiary's respective right, title and interest in and to all of their respective tangible or intangible assets and property of any kind, except real property other than fixtures, no matter where now or hereafter located or existing and whether such assets and property are now owned or hereafter acquired or created, all accessions, additions, improvements, replacements and substitutions thereto, all books, records and software related thereto (whether computer-stored or otherwise), and any all proceeds or products of any of the foregoing (all the foregoing, collectively, the "Collateral"). Holder is hereby authorized by the Company and Subsidiary to file one or more financing or continuation statements and amendments thereto relating to the Collateral, without Company's or Subsidiary's signature where permitted by law.

         4.2 Security for Obligations. The security interests granted to Holder in the Collateral herein pursuant to Section 4.1, and the assignments of the Collateral to Holder made hereby, secure the full and timely performance of any and all of the obligations or debts (whether contingent or otherwise, whether as stated maturity, by acceleration or otherwise, and whether presently existing or hereafter created) now or hereafter owed to Holder (collectively, the "Obligations") pursuant to this Secured Note including, without limitation, payment of principal, interest, expenses (including, without limitation, attorneys' fees and expenses incidental to collection or otherwise) and other amounts due hereunder, whether accrued before or after judgment or the commencement of any case in respect of any Person under the United States Bankruptcy Code.

         4.3 Subordination. The Obligations hereunder are subordinated to certain obligations of Company and Subsidiary to Arthur Cohn to the extent and as set forth in that certain Subordination Agreement dated as of the date hereof by and among Arthur Cohn, the Company, the Subsidiary and Holder.


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         4.4  Representations and Warranties. Company and Subsidiary represent and warrant that the following statements are true and correct:

              4.4.1 Assuming the filing of a UCC financing statement covering the Collateral in the Office of the Secretary of State of Florida, this Secured Note creates a valid security interest in all of the Collateral of the Company and secures the Company's performance of the Obligations; and no other action is necessary to perfect or maintain the perfection of such security interest in favor of Holder except for the periodic filing of such UCC continuation statements as may be required by law.

              4.4.2 Assuming the filing of a UCC financing statement covering the Collateral in the Office of the Secretary of State of Nevada, this Secured Note creates a valid security interest in all of the Collateral of the Subsidiary and secures the Subsidiary's performance of the Obligations; and no other action is necessary to perfect or maintain the perfection of such security interest in favor of Holder except for the periodic filing of such UCC continuation statements as may be required by law.

              4.4.3 No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (including, without limitation, any court) is required, except (i) such authorization or approval as has already been obtained and (ii) the filing of the UCC financing statement described in subsections 4.4.1 and 4.4.2 above, either for the grant by Company and Subsidiary of the security interests granted hereby or for the execution, delivery or performance of this Secured Note by Company and Subsidiary, or for the perfection of, or the exercise by, Holder of its rights and remedies hereunder.

              4.4.4 The execution and delivery of this Secured Note, the filing of the financing statements provided for herein and the taking of any other action required or contemplated hereby shall not cause a default or event of default under any other agreement or commitment to which Company is a party or by which it is bound.

              4.4.5 The Collateral is not subject to any encumbrance, and no party possesses any security interest thereon (other than for purchase money security interests in the ordinary course of business), except as provided in
Section 4.3 hereof.

         4.5  Covenants. Company and Subsidiary shall, at their expense:

              4.5.1 Promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Holder may reasonably request, in order to perfect, protect and/or maintain the security interest granted or purported to be granted herein in the Collateral or to enable Holder to exercise and enforce its rights and remedies hereunder with respect to any Collateral, including, without limitation, executing, delivering and/or filing, as the case may be, and obtaining the execution and delivery by third parties of, UCC financing or continuation statements or amendments thereto, and other agreements, instruments, bulk sales or other notices.

              4.5.2 Perform all acts necessary to maintain, preserve, and protect the Collateral, and not encumber the Collateral in any way or grant any


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security interest thereon (other than for purchase money security interests in the ordinary course of business), except as provided in Section 4.3 hereof.

    5.   Events of Default and Remedies

         5.1 Events of Default. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be caused voluntarily or involuntarily or effected, without limitation, by operation of law or pursuant to any judgment, decree or order of any court of any order, rule or regulation of any administrative or governmental body):

              5.1.1 default in the payment of any principal or interest upon this Secured Note as and when the same becomes due and payable;

              5.1.2 default by the Company or Subsidiary under any of its covenants under this Secured Note, which default is not cured within 8 days after receipt of written notice of such default delivered to the Company or Subsidiary by the Holder;

              5.1.3 breach in any material respect by the Company of any of its obligations under the Letter of Engagement;

              5.1.4 a decree, judgment, or order by a court of competent jurisdiction shall have been entered adjudging the Company or Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company or Subsidiary under any bankruptcy or similar law, and such decree of order shall have continued undischarged and unstayed for a period of 60 days; or a decree or order of a court of competent jurisdiction ordering the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of the Company or Subsidiary, or for the winding up or liquidation of the affairs of the Company or Subsidiary, shall have been entered, and such decree, judgment, or order shall have remained in force undischarged and unstayed for a period of 60 days;

              5.1.5 the Company or Subsidiary shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under any bankruptcy or similar law or similar statute, or shall consent to the filing of any such petition, or shall consent to the appointment of a custodian, receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of it or any of its assets or property, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

         5.2 Acceleration of Maturity Date; Rescission and Annulment. If an Event of Default (other than an Event of Default specified in Section 5.1.4 or 5.1.5) occurs and is continuing, then, and in every such case, unless the principal of this Secured Note shall have already become due and payable, the Holder by a notice in writing to the Company (an "Acceleration Notice"), may declare all of the principal of this Secured Note, together with accrued interest thereon, to be due and payable immediately. If an Event of Default specified in Section 5.1.4 or 5.1.5 occurs, all principal of and accrued interest on this Secured Note ipso facto shall become and be immediately due and payable without any declaration or other act on the part of the Holder.



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         5.3 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen note, no right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         5.4 Waiver. No delay or omission by the Holder to exercise any right or remedy arising upon any Event of Default shall impair the exercise of any such right or remedy or constitute a waiver of any such Event of Default. Every right and remedy given by this Section 5 or by law to the Holder may be exercised from time to time, and as often as may be deemed expedient, by the Holder. No provision of this Secured Note may be waived unless in writing signed by Holder, and waiver of any one provision of this Secured Note shall not be deemed to be a waiver of any other provision. 6. Replacement Note. If this Secured Note is mutilated and surrendered to the Company or if the Holder claims and submits an affidavit or other evidence, satisfactory to the Company, to the Company to the effect that this Secured Note has been lost, destroyed or wrongfully taken, the Company shall issue a replacement note if the Company's reasonable requirements are met, including, if required by the Company, provision by the Holder of indemnity, sufficient in the judgment of the Company, to protect the Company from any loss which it may suffer if this Secured Note is replaced.

    7.   Miscellaneous

         7.1 Successors. The terms and conditions of this Secured Note shall be binding upon and inure to the benefit of the parties to this Secured Note and their respective successors, heirs and personal representatives.

         7.2 Assignment. Neither the Company nor the Subsidiary may assign this Secured Note, and any attempted or purported assignment or any delegation of their respective duties or obligations arising under this Secured Note to any Person shall be deemed to be null and void, and shall constitute a material breach by the Company or Subsidiary of its duties and obligations under this Secured Note.

         7.3 Governing Law. This Secured Note has been made and entered into in the State of California and shall be construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.

         7.4 Captions. The various captions of this Secured Note are for reference only and shall not be considered or referred to in resolving questions of interpretation of this Secured Note.

         7.5 Notices. Any notice, authorization, request or demand required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when received by an overnight delivery service or when sent by facsimile addressed as follows:



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             To the Company:

             SBS Interactive, Co.
             4211 Yonge Street, Suite 235
             Toronto, Ontario, Canada M2P 2A9
             Fax:  (416) 223-9293
             Attn: Todd Gotlieb, President

             To the Holder:

             Trilogy Capital Partners, Inc.
             1901 Avenue of the Stars, Suite 1060
             Los Angeles, California 90067
             Fax:  (509) 694-8692
             Attn: Alfonso J. Cervantes, President

         7.6 Severability. Whenever possible each provision of this Secured Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Secured Note shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Secured Note.

         7.7 Attorneys' Fees. If any action, suit, arbitration or other proceeding is instituted to remedy, prevent or obtain relief from a default in the performance by any party to this Secured Note of its obligations under this Secured Note, the prevailing party shall recover all of such party's attorneys' fees incurred in each and every such action, suit, arbitration or other proceeding, including any and all appeals or petitions therefrom. As used in this Section, attorneys' fees shall be deemed to mean the full and actual costs of any legal services actually performed in connection with the matters involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

         7.8 Noncircumvention. Neither the Company nor Subsidiary will, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Secured Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Secured Note against impairment.

         7.9 Waiver of Demand for Payment, etc. The Company waives demand for payment, presentment for payment, protest, notice of protest, notice of dishonor, notice of nonpayment, notice of acceleration of maturity and diligence in taking any action to collect sums owing hereunder.



                            (signature page follows)


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         IN WITNESS WHEREOF, the signatories hereto have caused this Secured
Note to be executed and issued on their behalf by the officers thereto duly authorized.

                                            SBS INTERACTIVE, CO.
                                            a Florida corporation


                                            By: /s/ Todd Gotlieb
                                               ------------------------------
                                                   Todd Gotlieb, President



                                            SBS INTERACTIVE, INC.
                                            a Nevada corporation


                                            By: /s/ Todd Gotlieb
                                               ------------------------------
                                                   Todd Gotlieb, President



Accepted and Agreed:

Trilogy Capital Partners, Inc.



By: /s/ Alfonso J. Cervantes
    ---------------------------------
    Alfonso J. Cervantes, President

























                    Signature Page to Secured Promissory Note